UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2024

DERMTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38118	84-2870849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12340 El Camino Real
San Diego, CA 92130
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code (858) 450-4222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DMTK	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required by this Item 2.04, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On May 15, 2024, Kilroy Realty, L.P. (the “Landlord”) filed a complaint (the “Complaint”) against DermTech, Inc. (the “Company”) with the Superior Court of the State of California for the County of San Diego, alleging an event of default under that certain Office Lease, by and between the Landlord and the Company, dated as of July 1, 2023 (as amended, the “Lease”) for failure to pay Basic Rent and Additional Rent (as each term is defined in the Lease) in the aggregate amount of $661,706.34 (the “Past Due Rent”) by no later than May 8, 2024, the date that is five business days after the date the Past Due Rent was due. As of the date hereof, the Company has not paid the Past Due Rent. Pursuant to the Complaint, Landlord is seeking all damages permitted under the Lease, including but limited to payment of the Past Due Rent (subject to increase if the Company fails to pay rent in future months) and other fees and costs permitted under the Lease, as well as its reasonable attorney’s fees and expenses.

The Company is continuing to work with the Landlord to come to an amicable resolution. However, no assurance can be given that the parties will reach an amicable resolution on a timely basis, on favorable terms, or at all. If the Company is unable to resolve the purported default under the Lease, it would have a material adverse effect on the Company’s liquidity, financial condition and results of operations. Except as required by law, the Company assumes no obligation to update any of the statements in this Current Report on Form 8-K whether as a result of any new information, future events, changed circumstances, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMTECH, INC.

Date: May 17, 2024	By:	/s/ Kevin Sun
	Name:	Kevin Sun
	Title:	Chief Financial Officer